Known All Men by These Presents, that the undersigned, the Director of The Charger Corporation, the General Partner of First Trust Portfolios L.P., an Illinois limited liability partnership, and the Chief Executive Officer of First Trust Portfolios L.P. hereby constitutes and appoints Andy Roggensack, James M. Dykas, David G. McGarel, W. Scott Jardine, Elizabeth H. Bull, Ronda
L. Saeli-Chiappe and Kristi A. Maher (together the "Agents" and each an "Agent") and each of them for so long as they remain employed by First Trust Portfolios L.P. (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, or any successor form required to be filed by Unit Investment Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to (i) The First Trust Combined Series 600 - 650; (ii) The First Trust GNMA Series 121 - 171; and (iii) FT Series 8500 - 9000, whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys-in-fact and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      Any person or entity receiving a duly executed copy or facsimile of this instrument shall be entitled to rely hereon until such date that such person or entity shall have received actual notice or knowledge of the revocation by the director of the power granted hereby.

      In Witness Whereof, the undersigned Director of The Charger Corporation, the General Partner of First Trust Portfolios L.P., and Chief Executive Officer of First Trust Portfolios L.P. has hereunto set his hand this 24th day of February, 2020.


                                     /s/ James A. Bowen
                                     James A. Bowen


State of Illinois      )
                       ) SS.
County of DuPage       )

      On this 24th day of February, 2020 personally appeared before me, a Notary Public in and for said County and State, James A. Bowen, Director and Chief Executive Officer who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


                                       /s/ Sandra K. Streit
                                       Sandra K. Streit

                                        My Commission Expires: 5/28/2021


      Known All Men by These Presents, that the undersigned, the Chief Financial Officer of First Trust Portfolios L.P., an Illinois limited liability partnership, hereby constitutes and appoints Andy Roggensack, David
G. McGarel, W. Scott Jardine, Elizabeth H. Bull, Ronda L. Saeli-Chiappe and Kristi A. Maher (together the "Agents" and each an "Agent") and each of them for so long as they remain employed by First Trust Portfolios L.P. (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, or any successor form required to be filed by Unit Investment Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to (i) The First Trust Combined Series 600 - 650; (ii) The First Trust GNMA Series 121 - 171; and (iii) FT Series 8500 - 9000, whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys-in-fact and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      Any person or entity receiving a duly executed copy or facsimile of this instrument shall be entitled to rely hereon until such date that such person or entity shall have received actual notice or knowledge of the revocation by the director of the power granted hereby.

      In Witness Whereof, the undersigned Chief Financial Officer of First Trust Portfolios L.P., has hereunto set his hand this 24th day of February, 2020.


                                       /s/ James M.Dykas
                                       James M. Dykas


State of Illinois      )
                       ) SS.
County of DuPage       )

      On this 24th day of February, 2020 personally appeared before me, a Notary Public in and for said County and State, James M. Dykas, Chief Financial Officer who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


                                       /s/ Sandra K. Streit
                                       Sandra K. Streit

                                        My Commission Expires: 5/28/2021





      Known All Men by These Presents, that the undersigned, the Controller of First Trust Portfolios L.P., an Illinois limited liability partnership, hereby constitutes and appoints Andy Roggensack, James M. Dykas, David G. McGarel, W. Scott Jardine, Elizabeth H. Bull, Ronda L. Saeli-Chiappe and Kristi A. Maher (together the "Agents" and each an "Agent") and each of them for so long as they remain employed by First Trust Portfolios L.P. (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, or any successor form required to be filed by Unit Investment Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to (i) The First Trust Combined Series 600 - 650; (ii) The First Trust GNMA Series 121 - 171; and (iii) FT Series 8500 - 9000, whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys-in-fact and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      Any person or entity receiving a duly executed copy or facsimile of this instrument shall be entitled to rely hereon until such date that such person or entity shall have received actual notice or knowledge of the revocation by the director of the power granted hereby.

      In Witness Whereof, the undersigned Controller of First Trust Portfolios L.P., has hereunto set her hand this 24th day of February, 2020.


                                        /s/ Christina Knierim
                                        Christina Knierim


State of Illinois      )
                       ) SS.
County of DuPage       )

      On this 24th day of February, 2020 personally appeared before me, a Notary Public in and for said County and State, Christina Knierim, Controller who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.


                                       /s/ Sandra K. Streit
                                       Sandra K. Streit

                                        My Commission Expires: 5/28/2021